OTCBB: ENLU.OB
Two Broadway
Hamden, CT 06518
(203) 248-4100
www.enerlume.com
Bridging the Global Demand for
Energy Conservation

OTCBB: ENLU.OB
SAFE HARBOR STATEMENT
 This Presentation contains “forward-looking statements” within the meaning of the
 Private Securities Litigation Reform Act of 1995. “Forward-looking statements” are those statements that describe management’s beliefs and expectations about the future.
 Although we believe these expectations are reasonable, our operations involve a number of risks and uncertainties, including those described in the “Risk Factors”
 section of our 2007 Annual Report on Form 10-K, and our most recent 10-Q.
 The Company’s actual results could differ materially from those discussed in any forward-looking statements included in this Presentation.
 We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,”
 “intend,” “may,” “will,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, in this Presentation to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements.

EnerLume Energy
Management
Corp.
F/K/A Host America Corporation
RS Services
Wholly Owned Subsidiary
Of EnerLume Energy
Management Corp.
EnerLume Corp.
Wholly Owned Subsidiary
Of EnerLume Energy
Management Corp.
OTCBB: ENLU.OB
Organization Chart

OTCBB: ENLU.OB
Acquisition History
• GlobalNet Energy Investors
 – Developed prototype called “LightMasterPlus”
 – EnerLume acquired GlobalNet in December 2004
 – Merged GlobalNet into RS Services in April 2005
 – EnerLume redevelops the prototype, names it
 EnerLume|EM®, files for patent protection on March 30,
 2007 and has product UL and CUL listed
• RS Services
 – Electrical and Energy Services Company EnerLume acquired
 in February 2005
 – Continues to provide service and installations of energy
 conservation products

Acquisition History
OTCBB: ENLU.OB
• EnerLume Corp.
 – Organized in July 2007
 – Organized to market energy saving products
 – Transferred the EnerLume | EM® from RS Services into
  EnerLume Corp. in July 2007
• EnerLume Energy Management Corp.
 – Sold food service business and renamed Host America to
  EnerLume Energy Management Corp. on October 26, 2007

OTCBB: ENLU.OB
EnerLume Energy Management Corp.
Mission Statement
 Our mission is to lead the marketplace to new
 levels of efficient utilization of utilities and
 global energy conservation. Through research
 and development we provide the customized
 products and services for a business committed
 to the high technology demands of energy
 management.

OTCBB: ENLU.OB
Why Look At Lighting?
• Lighting accounts for 40%-80% of electricity used in
 most Commercial and Industrial facilities*
• Fluorescent Lighting with T8 ballasts and lamps is
 cost effective and reliable
• EnerLume | EM® reduces consumption when added
 to T8 fluorescent lighting systems
• Electric rates are skyrocketing
* Source - Management Estimate

* Source: www.eia.doe.gov
** Source: Management Estimates
OTCBB: ENLU.OB
Nationwide Electricity Cost In 2005
+ Estimated Market Share

2005 Commercial and Industrial Cost		Total Commercial and Industrial Space

Nationwide kWh Consumption *	2,294,235,085,000	Sq. Ft of Comm. & Industrial Space *	73,000,000,000

Lighting Percentage *	40%	Estimated % Fluorescent Lighting **	80%

2005 Lighting Consumption	917,694,034,000	Est. Sq. Ft. Fluorescent Lighting Treatable	58,400,000,000

Average Price Per kWh	$0.11	Avg. Sq. Ft Serviced by EnerLume | EM® Per Unit	35,000

Total Cost for Lighting kWh	$100,946,343,740	Total EnerLume | EM® Potential Sales	1,668,571

Estimated Percentage of Fluorescent Lighting **	80%	Average EnerLume | EM® Price to MCP	$4,000

$ Spent on Fluorescent Lighting kWh	$80,757,074,992	Total Product Sales	$6,674,285,714

Est. Fluorescent kWh Savings with EnerLume | EM®	15%	Capitalization of 10% Market Share	$667,428,571
		Capitalization of 5% Market Share	$333,714,286
Potential National 2005 Savings	$12,113,561,249
@ 15% Using EnerLume | EM®		Capitalization of 1% Market Share	$66,742,857

ENERLUME
Energy Management | CORP

ENERLUME | EM™
DANGER

ENERLUME | EM™
DANGER

OTCBB: ENLU.OB
  The Product

OTCBB: ENLU.OB
  How It Works
• EnerLume | EM® uses a patent pending proprietary algorithm to
 manage how power is consumed by the ballasts (eliminating a small portion of the sine wave where the lighting system draws current but does not efficiently produce light)
• EnerLume | EM® maintains full, peak voltage for maximum light
 output
• EnerLume | EM® increases lighting system efficacy (foot-candles
 delivered / watt consumed)

OTCBB: ENLU.OB
EnerLume | EM® Durability
• Heatsinks designed for 24/7/52 at 150° F
• Passive Cooling - no fans, no static electricity,
 no dust
• Cabinet is galvanized and powder coated
• Hardware is stainless steel
• Microprocessor is used by automakers as the
 underhood engine management system

OTCBB: ENLU.OB
EnerLume | EM® Durability
• Solid state components have “infant mortality
 or infinite life”
• Each unit factory “burned in” at full power to
 minimize the chance of “out of box” failures
• U.L. testing at 125% of rating for extra life
• Expected life is over 15 years at full power

ENERLUME CORP
Energy Management

ENERLUME
EM®
Existing or new over current protection as required by N.E.C. or A.H.J. (Supplied by others.)
FEED CKT. BRKR.
G N A B C
LIGHTING PANEL
Existing or new lighting panel. (Supplied by others.)
G N A B C

TYPICAL INSTALLATION CONFIGURATION
EnerLume-EM® Energy Management
60 - 200 Amp. 120/208V to 277/480V 3P4W

OTCBB: ENLU.OB
  EnerLume | EM® Installation

Beat the
Rate Hikes
Save Energy
Maintain Light
Great ROI
OTCBB: ENLU.OB
 Facility Needs
• Survive Crippling
 Electric Rate
 Increases
• Maintain Lighting
 Levels in work
 areas
• Create an
 Affordable Solution

OTCBB: ENLU.OB
 Meeting the Needs
• Drops Electric Consumption
 – Up to 15%-18% savings with less than 5% foot-candle loss
 at the floor
 – Additional savings by using the EnerLume | EM® software
 as an energy management system
 – Underlying technology validated by testing at United States
 Department of Energy lab at Oak Ridge, TN

OTCBB: ENLU.OB
EnerLume Corp.
Wholly Owned Subsidiary
Of EnerLume Energy
Management Corp.
Master Channel
Partners (MCP)
Direct Channel
Partners (DCP)
Channel Partners
(CP)
Channel Partners
(CP)
Sales Requirements
Inventory Requirements
Wholesale Pricing
No Sales or Inventory
Requirements
Price to DCP 131%
greater than MCP
6-9 month Introductory
Period; then must
commit to MCP or CP
level
↑ No Sales or Inventory Requirements
  Marketing Plan North America

OTCBB: ENLU.OB
 Marketing Plan International
• Canada and Mexico through Channel
 Partners
• Overseas countries will be on a licensed basis
 – Exclusive rights for each country
 – One time fee for exclusivity
 – Yearly license fee
 – Royalty fee per unit sold

OTCBB: ENLU.OB
 Marketing Plan
• Clients in “high rate” states
 – California, Texas, Florida, Northeast
• Clients with greatest chance of success
 – Parking Garages, Retail Stores, Schools, Distribution
 Centers and Warehouses
• Previous lighting retrofit clients – additional savings
• EnerLume savings creates competitive advantage for
 Channel Partners bidding on lighting projects

OTCBB: ENLU.OB
 Case Studies
• Dean Warehouse Chain (Rhode Island)—
    Savings of 18%
• Pepsico Bottling Plant (Rhode Island)—
    Savings of 15%
• Medway High School (Massachusetts)—
    Savings of 18%
• UCONN (Connecticut)—Savings of 17%

ENERLUME Energy Management | CORP

- Saves Energy
- Needs no special ballasts
- Maintains Light Levels
- Allows programmable changes
- Extends ballast life
- Reduces A/C loading
- Listed by UL/CUL
- Patent Pending

OTCBB: ENLU.OB
 Key Benefits

OTCBB: ENLU.OB
 NewProduct Development
• 30 amp EnerLume | EM® Model
 – Anticipated Market Introduction Fall 2008
• Daylight Harvesting Ballast
 – Anticipated Market Introduction Summer 2008
• LED Lighting
 – Anticipated Market Introduction 2009-2010

OTCBB: ENLU.OB
ROI
• Break Even Point is nearly always less than 24
 months
 – Add utility rebates − Often drops to 18 months
 – Add tax deductions from EPACT Tax Act of 2005
 − Often drops to less than 12 months
 – Add tomorrow’s electric rates −
  Who knows?

OTCBB: ENLU.OB
FORECAST - FISCAL 2008 +
OPPORTUNITIES
• Each MCP agreement requires upfront Inventory
 purchase requirement
• Pricing to MCP:
 – 60 Amp unit = $2,395 – EnerLume Cost of $895 =
  Margin of 62%
 – 100 Amp unit = $3,195 – EnerLume Cost of $1,125 =
 Margin of 65%
 – 200 Amp unit = $4,995 – EnerLume Cost of $1,705 =
 Margin of 66%

		Actual	Forecast
		F2007	F2008
EnerLume | EM®
60 Amp		13	534
100 Amp		85	786
200 Amp		25	280
Total Product Sales - Units		123	1,600
EnerLume | EM ®
60 Amp	Price to MCP $2,395	$ 31,135	$ 1,278,930
100 Amp	Price to MCP $3,195	271,575	2,511,270
200 Amp	Price to MCP $4,995	124,875	1,398,600
Freight & Other		17,415	224,000
Total Product Sales - $		$445,000	$ 5,412,800
OTCBB: ENLU.OB
 Energy Product Forecast 2008

 Anticipated Profitability
• Given that estimated Margin is anticipated at 50% -
 55% …
 – Anticipate monthly positive cash flow from operations
 by end of fiscal year (June 30, 2008)
 – Anticipate overhead costs fully absorbed after
 approximately $5.5M in EnerLume | EM® sales
 – Anticipate overall Corporate profitability by
  end of fiscal year (June 30, 2008)
OTCBB: ENLU.OB

Bridging the Global Demand
for Energy Conservation

OTCBB: ENLU.OB